SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                              ---------------------


                        Date of Report (Date of earliest
                                 event reported)
                       January 19, 2000 (January 18, 2000)


                              Zions Bancorporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Utah                       0-2610                     87-0227400
-------------------  ---------------------------------  ------------------------
      (State of            (Commission File Number)         (IRS Employer
    incorporation)                                        Identification No.)



    One South Main, Suite 1380, Salt Lake City, Utah          84111
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(Address of principal executive offices)                    (Zip Code)


                                (801) 524-4787
                        -------------------------------
                        (Registrant's telephone number,
                             including area code)


                                      N/A
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         (Former name or former address, if changed since last report)


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

Items 1-4.

                  Not Applicable.


Item 5.           Other Events.

                  A copy of the press release issued yesterday by the Registrant and First Security Corporation with respect to (1) the agreement for the sale of certain branches in Utah and Idaho and (2) the consolidation of the combined company's retail delivery system is attached hereto as Exhibit 99.1.

Item 6.           Resignations of Registrant's Directors.

                  Not Applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                    (a)    Not Applicable.

                    (b)    Not Applicable.

                    (c)    Exhibits

                    The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number                   Description
------                   -----------

99.1                     Press release, dated January 18, 2000


Item 8.             Change in Fiscal Year.

                    Not Applicable.


Item 9.             Sales of Equity Securities Pursuant to Regulation S.

                    Not Applicable.



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

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ZIONS BANCORPORATION


                                    By: /s/   Dale M. Gibbons
                                       -----------------------------
                                       Name:  Dale M. Gibbons
                                       Title: Executive Vice
                                              President and Chief
                                              Financial Officer





Date: January 18, 2000



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